EXHIBIT  32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Xtreme Companies, Inc., a Nevada corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The Quarterly Report for the quarter ended June 30, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Kevin  Ryan
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Kevin  Ryan
President  and  Chief  Executive  Officer
Dated:  August  12,  2005

/s/  Laurie Phillips
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Laurie Phillips
Chief  Financial  Officer
Dated:  August  12,  2005